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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 22, 2002
                        (Date of earliest event reported)


                                    TIVO INC.
             (exact name of registrant as specified in its charter)



                                 Commission File:
           Delaware                 000-27141                  77-0463167
------------------------------  ------------------        ---------------------
 (State or other jurisdiction                               (I.R.S. Employer
      of incorporation or                                  Identification No.)
         organization)


                                2160 Gold Street
                                  P.O. Box 2160
                            Alviso, California 95002
          (Address of Principal executive offices, including zip code)

                                 (408) 519-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On January 22, 2002, we filed a lawsuit against SONICblue Incorporated and its wholly owned subsidiary, ReplayTV, Inc., in the U.S. District Court for the Northern District of California, alleging that we are the owner of United States Patent No. 6,233,389, entitled "Multimedia Time Warping System," and alleging further that SONICblue and ReplayTV have willfully and deliberately infringed the patent by making, using, offering to sell and/or selling within the United States digital video recording devices, software and/or personal television services falling within the scope of the patent. We have requested that the court enjoin SONICblue and ReplayTV from further infringement of the patent and award us compensatory damages, treble damages and attorneys' fees and costs. We could be forced to incur material expenses during this litigation and, in the event we were to lose the lawsuit, our business could be harmed.

Forward-Looking Statements

     This current report on Form 8-K contains forward-looking statements, including forward-looking statements related to the outcome of the SONICblue litigation. You can identify forward-looking statements by use of forward-looking terminology such as "believes," "anticipates," "expects," "plans," "may," "will," "intends" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include the "Factors That May Affect Future Operating Results" and other risks detailed in our Annual Report on Form 10-K for the period ended December 31, 2000, our Transition Report on Form 10-K for the period ended January 31, 2001, our Quarterly Report on Form 10-Q for the period ended April 30, 2001, our Quarterly Report on Form 10-Q for the period ended July 31, 2001 and our Quarterly Report on Form 10-Q for the period ended October 31, 2001, filed with the Securities and Exchange Commission. We caution you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.



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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TIVO INC.



Date:   February 13, 2002                         By:   /s/ Matthew P. Zinn
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                                                      Matthew P. Zinn
                                                      Vice President & General
                                                      Counsel